UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Modification of Compensatory Arrangements with Executive Officers

On February 18, 2026, the Compensation Committee (the “Committee”) of Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) recommended, and the Board of Directors (the “Board”) approved, modifications of the compensation of the Company’s executive officers, as follows:

The annual base salary of Jack A. Khattar, the Company’s President and Chief Executive Officer, was increased from $1,036,000 to $1,067,100. Mr. Khattar was awarded a 2025 bonus of $846,930 and was granted options to purchase 341,610 shares of common stock and 204,966 performance share units (“PSUs”), which will vest depending upon the level of achievement of specified performance goals. In addition, Mr. Khattar’s bonus target for 2026 is unchanged from 2025 and is 75% of his base salary.

The annual base salary of Timothy C. Dec, the Company’s Senior Vice President and Chief Financial Officer, was increased from $504,900 to $525,100. Mr. Dec was awarded a 2025 bonus of $233,894, and was granted options to purchase 17,500 shares of common stock, 3,000 restricted stock units (“RSUs”), and 3,500 PSUs, which will vest depending upon the level of achievement of specified performance goals. In addition, Mr. Dec’s bonus target for 2026 is unchanged from 2025 and is 45% of his base salary.

The annual base salary of Padmanabh P. Bhatt, Ph.D., the Company’s Senior Vice President, Intellectual Property and Chief Scientific Officer, was increased from $455,900 to $471,900. Dr. Bhatt was awarded a 2025 bonus of $168,182 and was granted options to purchase 13,500 shares of common stock, 3,000 RSUs and 3,500 PSUs, which will vest depending upon the level of achievement of specified performance goals. Dr. Bhatt’s bonus target for 2026 is unchanged from 2025 and is 35% of his base salary.

The annual base salary of Jonathan Rubin, M.D., the Company’s Senior Vice President and Chief Medical Officer, was increased from $485,100 to $504,500. Dr. Rubin was awarded a 2025 bonus of $197,843 and was granted options to purchase 13,500 shares of common stock, 3,000 RSUs and 3,500 PSUs, which will vest depending upon the level of achievement of specified performance goals. Dr. Rubin’s bonus target for 2026 is unchanged from 2025 and is 40% of his base salary.

The annual base salary of Frank Mottola, the Company’s Senior Vice President, Quality, GMP Operations and IT, was increased from $412,500 to $429,000. Mr. Mottola was awarded a 2025 bonus of $173,910 and was granted options to purchase 13,500 shares of common stock, 3,000 RSUs and 3,500 PSUs, which will vest depending upon the level of achievement of specified performance goals. Mr. Mottola’s bonus target for 2026 is unchanged from 2025 and is 40% of his base salary.

These increases were the result of the Committee’s annual compensation review for executive officers. These increases in annual base salary became effective as of January 1, 2026, and are consistent with the Company’s industry peer group and were recommended to the Committee by the Human Capital Solutions practice of Aon plc, its independent compensation consulting company.

The stock option grants and RSU awards are subject to the terms and conditions of the Company’s form of Non-Statutory Time-Based Stock Option Agreement (the “Option Agreement”) and Restricted Stock Unit Award Agreement (the “RSU Agreement”), respectively. Pursuant to such agreements, vesting for all stock option grants and RSUs will occur annually in equal increments over a four year period. The exercise price for the executive officer option grants are $50.20 per share, based on the closing price of February 18, 2026, the date of approval of the grants by the Committee and the Board. All other terms and conditions of the Company’s compensatory arrangements with these executive officers remain unchanged.

The PSU awards are subject to the terms and conditions of the Company’s form of Performance Share Unit Award Agreement (a “PSU Award Agreement”). The PSU Award Agreement provides for the vesting of PSUs based on the level of achievement of the performance goals for the individual executive officer as approved by the Committee or Board. All determinations of whether the performance goals have been achieved and the number of PSUs earned by the executive officer will be made by the Committee in its sole discretion. Upon certification of achievement of the performance goal, the PSUs will vest and become nonforfeitable on the date that the Committee certifies the achievement of the performance goal, subject to the executive officer’s continuous employment from the grant date through the date that the Committee certifies the achievement of the performance goal.

The foregoing description of the terms of the Option Agreement, RSU Agreement and PSU Award Agreement are only summaries, do not purport to be complete, and are qualified in their entirety by reference to the Form of Option Agreement, Form of RSU Agreement and Form of PSU Award Agreement, each of which is incorporated herein. The Form of

Option Agreement, Form of RSU Agreement and Form of PSU Agreement, respectively, were filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (incorporated by reference to Exhibits 10.39, 10.41 and 10.49 to the Form 10-K filed on February 25, 2025, File No. 001-35518).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1
Form of Non-Statutory Time-Based Stock Option Agreement, under the Supernus Pharmaceuticals, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.39 to the Form 10-K filed on February 25, 2025, File No. 001-35518).

10.2
Form of Restricted Stock Unit Award Agreement, under the Supernus Pharmaceuticals, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.41 to the Form 10-K filed on February 25, 2025, File No. 001-35518).

10.3
Form of Performance Share Unit Award Agreement, under the Supernus Pharmaceuticals, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.49 to the Form 10-K filed on February 25, 2025, File No. 001-35518).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: February 24, 2026	By:	/s/ Timothy C. Dec
Timothy C. Dec Senior Vice President and Chief Financial Officer
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